SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Mentor Graphics Corporation

(Name of Registrant as Specified In Its Charter)

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital L.P.

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

Carl C. Icahn

Brett Icahn

David Schechter

Gary Meyers

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On February 22, 2011, Carl C. Icahn and affiliated entities filed an amendment to their Schedule 13D relating to Mentor Graphics Corporation, a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 2011.

EXHIBIT 1

Amendment No. 12 to Schedule 13D

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 12)*

Mentor Graphics Corporation

(Name of Issuer)

Common Stock, without par value

(Title of Class of Securities)

587200106

(CUSIP Number)

Marc Weitzen

Icahn Capital LP

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4300

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

February 22, 2011

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  ☐.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1. Security and Issuer

The Schedule 13D filed with the Securities and Exchange Commission on May 27, 2010, and amended by each of Amendment Nos. 1 through 11 (as amended, “Initial 13D”), by the Reporting Persons with respect to the shares of Common Stock, without par value (the “Shares”), issued by Mentor Graphics Corporation (the “Issuer”), is hereby amended to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial 13D.

Item 4. Purpose of Transaction.

Item 4 of the Initial 13D is hereby further amended to add the following:

On February 22, 2011, Carl C. Icahn transmitted a letter to the board of directors of the Issuer, a copy of which is filed herewith as an exhibit and incorporated herein by reference.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION FOR USE AT ITS 2011 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF MENTOR GRAPHICS CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 6. Contracts, Arrangements, Understandings or Relationship with Respect to Securities of the Issuer

The information set forth above in Item 4 is incorporated herein by reference.

Item 7. Material to be Filed as Exhibits

1. Letter dated February 22, 2011, from Carl C. Icahn to the board of directors of the Issuer.

1. SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: February 22, 2011

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

ICAHN OFFSHORE LP

ICAHN PARTNERS LP

ICAHN ONSHORE LP

BECKTON CORP.

HOPPER INVESTMENTS LLC

BARBERRY CORP.

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, general partner

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP

By: IPH GP LLC, its general partner

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

IPH GP LLC

By: Icahn Enterprises Holdings L.P., its sole member

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES HOLDINGS L.P.

By: Icahn Enterprises G.P. Inc., its general partner

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Dominick Ragone
Name: Dominick Ragone
Title: Chief Financial Officer

/s/ Carl C. Icahn
CARL C. ICAHN

[Signature Page of Schedule 13D – Mentor Graphics Corporation]

CARL C. ICAHN

767 Fifth Avenue, 47th Floor

New York, New York 10153

          February 22, 2011

Via Federal Express and Fax

Board of Directors

Mentor Graphics Corporation

8005 S.W. Boeckman Road

Wilsonville, OR 97070-7777

Gentlemen:

I hereby offer to have one or more of my affiliated entities purchase Mentor Graphics in a transaction, the form of which will be determined, designed to yield its shareholders $17 per share net in cash. That price represents an approximate premium of about 40% above the price at the beginning of January 2011. This offer is conditioned on completion of cursory due diligence, and the redemption and waiver of anti-takeover devices and laws such as the poison pill. There will be no financing conditions. Furthermore, we will not insist upon providing for a break-up fee in the transaction so as not to provide a roadblock to others who may want to consider bidding higher than our bid. As we have told you, we believe that there are potential strategic bidders for Mentor Graphics whose bid will reflect inherent synergies and should be superior to our $17 offer. However, in any event, we believe that our fellow shareholders should have the opportunity to accept our offer or a higher one, if one emerges as we think it will.

Sincerely,

/s/ Carl C. Icahn
Carl C. Icahn